UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2018

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 30, 2018, as part of an internal reorganization, the Board of Directors (the "Board") of The Mosaic Company (“Mosaic”), effective as of January 1, 2019, appointed Walter F. Precourt III to the position of Senior Vice President - Strategy and Growth and removed Mr. Precourt from from his current position as Senior Vice President - Phosphates. In his new position, Mr. Precourt will have responsibilities which include leading Mosaic's Business Development and Market and Stategic Analysis teams.  Based on the responsibilities associated with Mr. Precourt’s new role, the Compensation Committee of the Board, effective upon the date of Mr. Precourt's election as Mosaic’s Senior Vice President - Strategy and Growth, increased his annual base salary from $500,000 to $525,000.
Mosaic also announced the election of (i) Bruce M. Bodine, currently Mosaic's Senior Vice President - Potash, as Senior Vice President - Phosphates; and (ii) Karen A. Swager, currently the Vice President - Minerals in Mosaic's Phosphates Business Unit, as Senior Vice President - Potash, effective as of January 1, 2019. At that time, Mr. Precourt will cease to be Mosaic’s Senior Vice President - Phosphates and Mr. Bodine will cease to be Mosaic's Senior Vice President - Potash.

Item 7.01.	Regulation FD Disclosure.
The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:
Press release of The Mosaic Company, dated November 1, 2018, furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release of The Mosaic Company, dated November 1, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: November 1, 2018	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary